Data as of 3/31/18

Manager's Commentary

Market Review

Greater China equities fell in March 2018. Shares were undermined by escalating fears of a global trade war following the Trump administration's decision to impose tariffs on the imports of a range of goods, prompting China to announce plans of retaliatory tariffs. Under such negative sentiment, almost all sectors saw negative returns with the exception of health care and utilities - which add up to less than 5% of the MSCI Golden Dragon Index (the "benchmark"). In terms of country performance, Taiwan equities outperformed, mainly driven by the strong performance of semiconductor supply chain companies.

Fund Review

In March 2018, the China Fund, Inc. (the "Fund") underperformed the benchmark. If we take a further look into the attribution, sector allocation effects more than explain the underperformance. Meanwhile, stock selection was positive, especially within the information technology and consumer discretionary sectors. The top contributors were concentrated in semiconductor companies in Taiwan. These include Win Semiconductors Corp., a compound semiconductor wafer producer, benefiting from the rising popularity of 3D sensing technology. Another contributor was Nanya Technology Corp., a memory chip producer, which captures the trend of rising computational power of smart devices. We continue to be positive on the semiconductor cycle given the consolidation of suppliers as well as the rising and more diversified sources of end demand. These include the greater use of semiconductors in consumer devices, communications, industrial automation and electric vehicles, among others. Stock selection will be increasingly important and we are focusing on those companies with a technological edge and the right market positioning to benefit from the next wave of demand upgrades.

On the other hand, performance detraction came from companies which are potentially vulnerable to a US-China trade conflict. For example, one of the top detractors was WH Group Ltd. ("WH Group"), a leading meat product provider in China, that also owns the US-based brand Smithfield. Investors were concerned that higher tariffs on pork products sold from the United States into China could lead to a significant drop in demand. In our view, WH Group and Smithfield have become a much more robust and vertically integrated business in recent years, and they are better positioned to mitigate the impact of weakness in this part of their operations. Their latest results announcement also confirmed our investment thesis that this company deserves a rerating as the previous volatility of returns, driven by pork commodity prices, should be replaced by a more steady future earnings growth profile.

Outlook

Concerns over the US-China trade conflict have been under the spotlight over the past month. At this stage, we believe it is hard to assess the impact of a trade war. So far the response from China seems indicates a reluctance to escalate the situation. A trade war is a "lose-lose" situation for all countries and as such our biggest concern is the global economy. Although China is now better positioned to weather a trade shock - exports currently account for around 19% of Gross Domestic Product, having fallen from 35% in 2007, with domestic consumption having become a larger part of the economy - any global slowdown is bound to have an adverse impact.

Over the long term however, this event could be a good trigger for China to push through reforms for a stronger market environment that would include better protection of intellectual property and further improvement on market rules and regulations. Such measures would, over time, help to foster more sustainable growth in China. In the near term, the Fund and the market have suffered in absolute terms. Our strategy is to focus on domestic sectors including structural growth areas like the environmental sectors, which are less affected by the macro economy and trade conflicts. We can also utilize any excessive share price movements in this volatile environment to add to positions in stocks that have been overly punished by fear of a trade war.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$380.4
Median Market Cap (in billions)	$15.6
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$Returns) (as of 3/31/18)
	Fund	Benchmark¹
One Month	-2.50%	-2.15%
Three Month	3.24%	2.05%
One Year	29.59%	30.52%
Three Year	8.33%	10.73%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 3/31/18)	$24.19 / $22.14

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $18.94
High / Low Market Price	$24.70 / $16.62
Premium/Discount to NAV (as of 3/31/18)	-8.47%

Fund Data (Common Shares)
Shares Outstanding	15,722,674
Average Daily Volume	25,118
Expense Ratio	1.49%

Fund Manager

Christina Chung, CFA, CMA

Lead Portfolio Manager

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended March 31, 2018*

	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-2.50%	3.24%	3.24%	29.59%	8.33%	10.87%	7.16%	10.80%
Market Price	-1.20%	2.26%	2.26%	36.52%	9.79%	11.18%	8.20%	10.07%
MSCI Golden Dragon Index	-2.15%	2.05%	2.05%	30.52%	10.73%	11.19%	6.52%	—

Calendar Year Returns

	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at March 31, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark¹
Information Technology	39.04%	38.35%
Financials	22.26%	23.52%
Consumer Discretionary	11.34%	8.47%
Industrials	6.68%	5.08%
Real Estate	5.93%	7.91%
Consumer Staples	5.21%	2.26%
Telecom Services	3.18%	3.70%
Energy	2.34%	2.98%
Health Care	1.54%	1.63%
Utilities	0.85%	3.24%
Materials	0.82%	2.88%
Other assets & liabilities	0.81%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark¹
China	87.24%	77.06%
Hong Kong Red Chips	21.75%	7.70%
Hong Kong 'H' shares	19.61%	18.84%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	3.90%	0.05%
Other Hong Kong securities	41.16%	34.36%
Others	0.00%	16.12%
Taiwan	12.76%	22.94%
Other assets & liabilities	0.82%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	9.86%
TAIWAN SEMIC CO LTD (Taiwan)	7.32%
ALIBABA GROUP HOLDING LTD (China)	6.53%
CHINA CONSTRUCTION BANK CORP (China)	6.45%
SUN HUNG KAI PROPERTIES LTD (H.K.)	3.97%
PING AN INSURANCE (China)	3.90%
CHINA MERCHANTS BANK CO LTD (China)	3.61%
GLOBALWAFERS CO LTD (Taiwan)	2.76%
CHINA MENGNIU DAIRY CO LTD (China)	2.69%
HK EXCHANGES & CLEARING LTD (H.K.)	2.51%

Portfolio Characteristics
	Fund	Benchmark¹
P/E Ratio	13.84	13.80
P/B Ratio	2.04	1.85
Issues in Portfolio	53	291
Foreign Holdings (%)	99.19	100.00
Other assets & liabilities (%)	0.81	0.00
Yield (%)	2.29	3.35

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630
12/9/16	12/19/16	12/21/16	1/5/17	$0.46780	$0.46780	—	—
12/8/17	12/18/17	12/19/17	1/4/18	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					38.94
TENCENT HOLDINGS LTD	700	409.60	719,000	37,522,921	9.86
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	244.00	3,332,000	27,883,801	7.32
ALIBABA GROUP HOLDING LTD ADR	BABA	183.54	135,464	24,863,063	6.53
GLOBALWAFERS CO LTD	6488	463.50	660,000	10,491,820	2.76
NANYA TECHNOLOGY CORP	2408	92.30	2,724,000	8,623,151	2.26
ASM PACIFIC TECHNOLOGY LTD	522	109.60	433,500	6,053,513	1.59
WIN SEMICONDUCTORS CORP	3105	313.00	501,000	5,378,228	1.41
BAIDU INC ADR	BIDU	223.19	24,101	5,379,102	1.41
DIGITAL CHINA HOLDINGS LTD	861	4.31	9,305,000	5,109,771	1.34
FOCUS MEDIA INFORMATION TE A	002027	13.18	1,965,422	4,117,212	1.08
CHUNGHWA PRECISION TEST TECH CO LTD	6510	791.00	138,000	3,743,801	0.98
LARGAN PRECISION CO LTD	3008	3,315.00	32,000	3,638,234	0.96
MEDIATEK INC	2454	331.00	188,000	2,134,239	0.56
AAC TECHNOLOGIES HOLDINGS INC	2018	141.60	102,500	1,849,247	0.49
GOLDPAC GROUP LTD	3315	2.37	4,970,000	1,500,764	0.39
Financials					22.26
CHINA CONSTRUCTION BANK CORP	939	8.06	23,898,000	24,541,686	6.45
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	79.80	1,461,000	14,854,598	3.90
CHINA MERCHANTS BANK CO LTD	3968	32.15	3,356,500	13,749,137	3.61
HONG KONG EXCHANGES & CLEARING LTD	388	255.20	293,800	9,553,011	2.51
BANK OF CHINA LTD	3988	4.22	15,500,000	8,333,970	2.19
CATHAY FINANCIAL HOLDING CO LTD	2882	51.80	2,880,000	5,116,576	1.34
FUBON FINANCIAL HOLDING CO LTD	2881	50.10	2,805,000	4,819,786	1.27
CITIC SECURITIES CO LTD	6030	17.96	1,640,000	3,752,822	0.99
Consumer Discretionary					11.30
GALAXY ENTERTAINMENT GROUP LTD	27	71.25	747,000	6,781,305	1.78
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP ADR	EDU	87.65	67,468	5,913,570	1.55
CHINA INTERNATIONAL TRAVEL A	601888	53.68	640,632	5,465,792	1.44
SAIC MOTOR CORP LTD A	600104	32.95	999,407	5,233,953	1.37
QINGLING MOTORS CO LTD	1122	2.57	14,816,000	4,851,454	1.27
LI & FUNG LTD	494	3.84	8,120,000	3,972,785	1.04
JD.COM INC ADR	JD	40.49	80,393	3,255,113	0.85
SANDS CHINA LTD	1928	42.20	532,400	2,862,584	0.75
MGM CHINA HOLDINGS LTD	2282	20.25	1,099,200	2,836,022	0.74
BRILLIANCE CHINA AUTOMOTIVE	1114	16.38	924,000	1,928,385	0.51
Industrials					6.70
CHINA EVERBRIGHT INTERNATIONAL LTD	257	11.00	6,146,000	8,613,766	2.26
QINGDAO PORT INTERNATIONAL CO LTD	6198	5.81	6,077,000	4,498,556	1.18
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	9.58	3,602,000	4,396,601	1.15
BEIJING ENTERPRISES HOLDINGS LTD	392	41.00	591,000	3,087,302	0.81
KING SLIDE WORKS CO LTD	2059	409.00	185,000	2,595,089	0.68
AIRTAC INTERNATIONAL GROUP	1590	519.00	133,000	2,367,425	0.62
Real Estate					5.92
SUN HUNG KAI PROPERTIES LTD	16	124.00	957,000	15,119,639	3.97
CHINA OVERSEAS LAND & INVESTMENT LTD	688	27.25	1,516,000	5,263,486	1.38
COUNTRY GARDEN HOLDINGS CO LTD	2007	16.16	1,062,000	2,186,622	0.57
Consumer Staples					5.21
CHINA MENGNIU DAIRY CO LTD	2319	26.90	2,989,000	10,244,388	2.69
WH GROUP LTD	288	8.36	5,726,000	6,099,095	1.60
VINDA INTERNATIONAL HOLDINGS LTD	3331	13.80	1,984,000	3,488,418	0.92
Telecom Services					3.18
CHINA UNICOM HONG KONG LTD	762	9.90	3,660,000	4,616,620	1.21

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
PCCW LTD	8	4.54	7,286,000	4,214,566	1.11
CHINA MOBILE LTD	941	71.95	356,500	3,268,121	0.86
Energy					2.34
CHINA OILFIELD SERVICES LTD	2883	8.09	4,768,000	4,914,650	1.29
CHINA PETROLEUM & CHEMICAL CORP	386	6.89	4,552,000	3,996,035	1.05
Health Care					1.54
CSPC PHARMACEUTICAL GROUP LTD	1093	20.85	2,208,000	5,865,607	1.54
Utilities					0.85
CHINA RESOURCES POWER HOLDINGS CO LTD	836	14.32	1,778,000	3,244,013	0.85
Materials					0.81
TIANGONG INTERNATIONAL CO LTD	826	1.35	17,970,000	3,090,933	0.81

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-0318